 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

THE LOVESAC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-38555	32-0514958
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Two Landmark Square, Suite 300 Stamford, Connecticut 06901
(Address of Principal Executive Offices, and Zip Code)

(888) 636-1223
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	LOVE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 2, 2022, the The Lovesac Company (the "Company") held its Annual Meeting of Stockholders. The following are the voting results on the five proposals considered and voted upon at the Annual Meeting, all of which were described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2022.

PROPOSAL 1 - Election of seven (7) directors.

	For	Withhold	Broker Non-Vote
John Grafer	10,524,311	1,189,301	1,057,230
Andrew Heyer	6,841,550	4,872,062	1,057,230
Jack Krause	11,521,842	191,770	1,057,230
Sharon Leite	11,581,631	131,981	1,057,230
Walter McLallen	11,552,136	161,476	1,057,230
Shawn Nelson	11,539,166	174,446	1,057,230
Shirley Romig	10,760,509	953,103	1,057,230

PROPOSAL 2 - Advisory approval of the Company's fiscal 2022 compensation for its named executive officers.

For	Against	Abstain	Broker Non-Vote
11,549,219	112,235	52,158	1,057,230

PROPOSAL 3 - Advisory vote on the frequency of future stockholder advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
11,554,058	3,215	106,260	50,079	1,057,230

PROPOSAL 4 - Approval of the Second Amended and Restated 2017 Equity Incentive Plan that, among other things, increases the number of shares for issuance thereunder by 550,000.

For	Against	Abstain	Broker Non-Vote
10,071,434	1,578,334	63,844	1,057,230

PROPOSAL 5 - Ratification of the appointment of Marcum LLP as independent auditor for the Company for the fiscal year ending January 29, 2022.

For	Against	Abstain	Broker Non-Vote
12,711,769	38,335	20,738	1,057,230

Pursuant to the foregoing votes, the seven nominees listed above were elected to serve on the Company’s Board of Directors, and Proposals 2, 4 and 5 were approved. For Proposal 3, the option of 1 year as the frequency with which executive compensation would be subject to an advisory vote received the highest number of votes.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Second Amended and Restated 2017 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2022

THE LOVESAC COMPANY

	By:	/s/ Donna Dellomo
	Name:	Donna Dellomo
	Title:	Executive Vice President and Chief Financial Officer